PROSPECTUS
January 31, 1995 as Revised September 30, 1995

CALVERT SOCIAL INVESTMENT FUND

Money Market Portfolio
Managed Growth Portfolio
Bond Portfolio
Equity Portfolio

Introduction to the Fund

Calvert Social Investment Fund seeks to provide growth of capital or current income through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business. Investments are selected on the basis of their ability to contribute to the dual objectives of the Fund. Potential investments are first screened for financial soundness and then evaluated according to the Fund's social criteria. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be successful in maintaining a constant net asset value of $1.00 per share. The Fund has four different Portfolios, each with a different investment objective

The Money Market Portfolio invests in money market instruments, including repurchase agreements with banks and brokers secured by such instruments, selected in accordance with the Fund's investment and social criteria. The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share.

The Managed Growth Portfolio maintains an actively managed portfolio of stocks, bonds and money market instruments selected with a concern for the investment and social impact of each investment.


The Bond Portfolio invests primarily in corporate bonds and other straight debt securities, selected in accordance with the Fund's investment and social criteria.


The Equity Portfolio maintains an actively managed portfolio of stocks selected with a concern for the investment and social impact of each investment.

Purchase  Information The
Managed Growth, Bond, and Equity Portfolios offer two classes of shares, each with different expense levels and sales charges. You may choose to purchase (i) Class A shares, with a sales charge imposed at the time you purchase the shares ("front-end sales charge"); or (ii) Class C shares which impose neither a front-end sales charge nor a contingent deferred sales charge. Class C shares are not available through all dealers. Class C shares have a higher level of expenses than Class A shares, including higher Rule 12b-1 fees. These alternatives permit you to choose the method of purchasing shares that is most beneficial to you, depending on the amount of the purchase, the length of time you expect to hold the shares, and other circumstances. See "Alternative Sales Options" for further details.

To Open an Account Call your broker, or complete and return the enclosed Account Application. Minimum investment is $1,000. About this Prospectus Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Fund's goals match your own. Keep this document for future reference. A Statement of Additional Information for the Fund (dated January 31,
1995) has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund: 800-368-2748.

================================================================================
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.

HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES

Calvert Social Investment Fund is designed to provide opportunities for investors seeking growth of capital or current income through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business. The Money Market Portfolio seeks to provide the highest level of current income, consistent with liquidity, safety and stability, through investment in money market instruments, including securities issued or guaranteed by agencies of the U.S. Government and repurchase agreements with banks and brokers secured by such instruments, selected in accordance with the Fund's investment and social criteria. The Money Market Portfolio is designed for short-term cash management and for investors needing stability of principal. The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share. The Managed Growth Portfolio seeks to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social concern criteria established by the Fund. The Bond Portfolio seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities, selected pursuant to the Fund's investment and social criteria. The Equity Portfolio seeks growth of capital through investment in the equity securities of issuers within industries perceived to offer opportunities for potential capital appreciation and which satisfy the Fund's investment and social criteria. There can be no assurance that the Fund will be successful in meeting its investment objectives or that the Money Market Portfolio will maintain a constant net asset value of $1.00 per share. For a further description of the Fund's four Portfolios and discussion of the Fund's investment techniques, see "Investment Objectives and Policies," "Investment Selection Process" and "Additional Investment Policies."


EXPERTISE IN THE MANAGEMENT OF THE FUND

The Fund's Investment Advisor is Calvert Asset Management Company, Inc., a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. U.S. Trust Company of Boston is the Investment Sub-Advisor to the Bond Portfolio, Sub-Advisors for the Managed Growth Portfolio include U.S. Trust, NCM Capital Management Group, Inc., Brown Capital Management, Inc., Fortaleza Asset Management, Inc., and Frontier Capital Management Company, Inc. CAM manages a portion of the fixed-income assets. Loomis, Sayles & Company, L.P. ("Loomis, Sayles") is the Investment Sub-Advisor to the Equity Portfolio. (See "Management of the Fund," "Investment Selection Process," and "Additional Investment Policies.")

DIVERSIFICATION OF INVESTMENTS

By pooling the funds of many investors with similar investment objectives, the Fund gives each an opportunity to benefit from a broadly diversified portfolio, a benefit available ordinarily only to investors with substantial capital. Although the Fund's social criteria and consideration tend to limit the availability of investment opportunities more than is customary with other investment companies, the Advisors of the Fund believe that there are sufficient investment opportunities to permit full investment among issuers which satisfy the Fund's investment and social investment objectives. (See Statement of Additional Information, "Investment Selection Process.") For a discussion of the risks which may be associated with investments in repurchase and reverse repurchase agreements, privately placed securities, non-investment grade debt securities, the securities of foreign issuers, and options and futures contracts, see "Additional Investment Policies" and in the Statement of Additional Information, "Investment Objectives and Policies" and "Portfolio Transactions."

PURCHASE OF FUND SHARES

There is no sales charge on shares of the Money Market Portfolio. Class A shares of the Managed Growth, Bond, and Equity Portfolios are sold subject to a front-end sales charge which varies according to the dollar amount of shares purchased (see "How to Buy Shares").

Purchases of shares of the Fund may be made by mail, bank wire, electronic funds transfer, through the Fund's branch office or through brokers. (See "How to Buy Shares.")

REDEMPTION OF FUND SHARES

Shares of each Portfolio may be redeemed at any time at no charge at the net asset value next determined after a proper redemption request is received by the Fund's transfer agent. Investors may redeem shares by mail or by telephone, through brokers, or, for investors in the Money Market Portfolio, by writing drafts in the amount of $250 or more against their account balances. (See "How to Sell Your Shares.")

GENERAL INFORMATION

The Fund is an open-end, diversified management investment company organized as a Massachusetts business trust under a Declaration of Trust dated December 14, 1981, and is a series company. The Money Market and Managed Growth Portfolios commenced operations in October 1982, and the Bond and Equity Portfolios commenced operations in August 1987. The Fund's authorized capital and shares being offered by this Prospectus consist of an unlimited number of shares of beneficial interest of no par value which may be issued in series. Shares have equal rights with all other shares of the same class and series as to voting, dividends and liquidation.

FUND EXPENSES



                                                      Money Market Portfolio
                                                      Class A

A.  Shareholder Transaction Costs
    Maximum Sales Charge on Purchases (as a           None
    percentage of offering price)

    Contingent Deferred Sales Charge                  None



B.  Annual Fund Operating Expenses<F1>

    (as a percentage of net assets, net of any applicable expense reimbursement/fee waiver)


    Management Fees                                   0.50%
    Rule 12b-1 Service and Distribution Fees
                                                      0.00%
    Other Expenses                                    0.37%
    Total Fund Operating Expenses                     0.87%

<F1>
Expense ratios are based on expenses for fiscal year 1994, except that ratios for the Class A shares of the Bond and Equity Portfolios have been restated to reflect expenses anticipated in the current fiscal year.



                                                      Managed Growth Portfolio
                                                      Class A

A.  Shareholder Transaction Costs
    Maximum Sales Charge on Purchases (as a           4.75%
    percentage of offering price)

    Contingent Deferred Sales Charge                  None



B.  Annual Fund Operating Expenses<F1>

    (as a percentage of net assets, net of any applicable expense reimbursement/fee waiver)

    Management Fees                                   0.70%
    Rule 12b-1 Service and Distribution Fees
                                                      0.25%
    Other Expenses                                    0.31%
    Total Fund Operating Expenses                     1.26%

<F1>
Expense ratios are based on expenses for fiscal year 1994, except that ratios for the Class A shares of the Bond and Equity Portfolios have been restated to reflect expenses anticipated in the current fiscal year.

                                                      Managed Growth Portfolio
                                                      Class C

A.  Shareholder Transaction Costs
    Maximum Sales Charge on Purchases (as a           None
    percentage of offering price)

    Contingent Deferred Sales Charge                  None



B.  Annual Fund Operating Expenses<F1>

    (as a percentage of net assets, net of any applicable expense reimbursement/fee waiver)

    Management Fees                                   0.70%
    Rule 12b-1 Service and Distribution Fees
                                                      1.00%
    Other Expenses                                    0.84%
    Total Fund Operating Expenses                     2.54%

<F1>
Expense ratios are based on expenses for fiscal year 1994, except that ratios for the Class A shares of the Bond and Equity Portfolios have been restated to reflect expenses anticipated in the current fiscal year.

                                                       Bond Portfolio
                                                       Class A

A.  Shareholder Transaction Costs
    Maximum Sales Charge on Purchases (as a            3.75%
    percentage of offering price)

    Contingent Deferred Sales Charge                   None



B.  Annual Fund Operating Expenses<F1>

    (as a percentage of net assets, net of any applicable expense reimbursement/fee waiver)

    Management Fees                                    0.65%
    Rule 12b-1 Service and Distribution Fees
                                                       0.25%
    Other Expenses                                     0.37%
    Total Fund Operating Expenses                      1.27%

<F1>
Expense ratios are based on expenses for fiscal year 1994, except that ratios for the Class A shares of the Bond and Equity Portfolios have been restated to reflect expenses anticipated in the current fiscal year.

                                                       Bond Portfolio
                                                       Class C

A.  Shareholder Transaction Costs
    Maximum Sales Charge on Purchases (as a            None
    percentage of offering price)

    Contingent Deferred Sales Charge                   None



B.  Annual Fund Operating Expenses<F1>

    (as a percentage of net assets, net of any applicable expense reimbursement/fee waiver)

    Management Fees                                    0.65%
    Rule 12b-1 Service and Distribution Fees
                                                       1.00%
    Other Expenses                                     0.89%
    Total Fund Operating Expenses                      2.54%

<F1>
Expense ratios are based on expenses for fiscal year 1994, except that ratios for the Class A shares of the Bond and Equity Portfolios have been restated to reflect expenses anticipated in the current fiscal year.

                                                  Equity Portfolio
                                                  Class A

A.  Shareholder Transaction Costs
    Maximum Sales Charge on Purchases (as a            4.75%
    percentage of offering price)

    Contingent Deferred Sales Charge                   None



B.  Annual Fund Operating Expenses<F1>

    (as a percentage of net assets, net of any applicable expense reimbursement/fee waiver)


    Management Fees                                    0.70%
    Rule 12b-1 Service and Distribution Fees
                                                       0.25%
    Other Expenses                                     0.48%
    Total Fund Operating Expenses                      1.43%

<F1>
Expense ratios are based on expenses for fiscal year 1994, except that ratios for the Class A shares of the Bond and Equity Portfolios have been restated to reflect expenses anticipated in the current fiscal year.

                                                  Equity Portfolio
                                                  Class C

A.  Shareholder Transaction Costs
    Maximum Sales Charge on Purchases (as a            None
    percentage of offering price)

    Contingent Deferred Sales Charge                   None


B.  Annual Fund Operating Expenses<F1>

    (as a percentage of net assets, net of any applicable expense reimbursement/fee waiver)


    Management Fees                                    0.70%
    Rule 12b-1 Service and Distribution Fees
                                                       1.00%
    Other Expenses                                     1.23%
    Total Fund Operating Expenses                      2.93%

<F1>
Expense ratios are based on expenses for fiscal year 1994, except that ratios for the Class A shares of the Bond and Equity Portfolios have been restated to reflect expenses anticipated in the current fiscal year.



C. Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

Fund                                1 Year       3 Years      5 Years   10 Years

Money Market Portfolio

Class A                              $9           $28          $48          $107

Managed Growth Portfolio

Class A<F2>                          $60          $86          $113         $193
Class C                              $26          $79          $135         $288

Bond Portfolio

Class A<F2>                          $50          $76          $105         $185
Class C                              $26          $79          $135         $288

Equity Portfolio

Class A<F2>                          $61          $91          $122         $211
Class C                              $30          $91          $154         $325

<F2>
Assumes payment of maximum initial sales charge at time of purchase.


Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of the Fund. See "Reduced Sales Charges" at Exhibit A to see if you qualify for possible reductions in the sales charge. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.

B. Annual Fund Operating Expenses. Management Fees are paid by the Fund to Calvert Asset Management Company, Inc. ("Investment Advisor") for managing the
Fund's   investments   and  business   affairs.   Management  fees  include  the
Sub-Advisory fee paid by the Investment Advisor to the Sub-Advisors of the Portfolios. The Management fees for the Equity Portfolio are subject to a performance adjustment after June 1995, which could cause the fee to be as high as 0.90% or as low as 0.50%, depending on the Portfolio's performance relative to the Standard & Poor 500 Composite Index. The Management fees for the Managed Growth Portfolio are subject to a performance adjustment, after January 1, 1997, which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on the Portfolio's performance relative to the Sub-Advisor's Relevant Index. Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services.
Management Fees and Other Expenses have already been reflected in the Fund's yield or share price and are not charged directly to individual shareholder accounts. For fiscal year 1994, the Investment Advisor reimbursed a portion of the expenses of the Money Market Portfolio. If the Advisor had not made such reimbursements, the expenses of the Money Market Portfolio as a percentage of average daily net assets would have been 1.05%. The Advisor also reimbursed expenses of the Class C shares of the Managed Growth, Bond, and Equity Portfolios, due to expense limitations. If the Advisor had not made such reimbursements, the annualized expenses of the Class C Shares of the Managed Growth, Bond, and Equity Portfolios, as a percentage of average daily net assets, would have been 3.93%, 12.01%, and 7.35%, respectively. Please refer to the section "Management of the Fund" for further information.

The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, it is possible that long-term shareholders in the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

C. Example of Expenses. The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.


FINANCIAL HIGHLIGHTS

The following tables provide information about the financial history of each Portfolio's Class A shares. They express the information in terms of a single Class A share outstanding for the respective Portfolio throughout each period. Information for Class C shares is presented only since their inception on March 1, 1994. The tables have been audited by the independent accountants, whose report is included in the Annual Report to Shareholders of the Fund. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information


Money Market Portfolio                                 Year Ended September 30,
                                                       ========================
                                                           1994          1993

Net asset value, beginning of year ...................... $1.00        $1.00

Income from investment operations
Net investment income ................................      .031         .025
Distributions to shareholders
Dividends from net investment income .................     (.031)       (.025)
Net asset value, end of year .........................     $1.00         $1.00

Total return<F3> ........................................   3.13%        2.56%

Ratio of expenses to average net assets ..............      .87%         .87%

Ratio of net income to average net assets ............     3.07%        2.54%

Increase reflected in net income ratio due to
     expense reimbursement ...........................      .18%         .20%

Net assets, end of year ...........................    $143,779,085 $144,984,787
Number of shares outstanding at end of year (in
     thousands) ........................................     143,826    145,031

<F3>
Total Return is not audited for years prior to 1994.


Money Market Portfolio                                Year Ended September 30,
                                                      ========================
                                                              1992

Net asset value, beginning of year ...........................$1.00
Income from investment operations
Net investment income ..........................................037
Distributions to shareholders
Dividends from net investment income .........................(.037)
Net asset value, end of year .................................$1.00

Total return<F3> ............................................. 3.79%

Ratio of expenses to average net assets ....................... .87%

Ratio of net income to average net assets .....................3.74%

Increase reflected in net income ratio due to
    expense reimbursement ..................................... .16%

Net assets, end of year                                 $171,339,526

Number of shares outstanding at end of year (in
     thousands)                                             171,407

<F3>
Total Return is not audited for years prior to 1994.

Money Market Portfolio                                 Year Ended September 30,
                                                       ========================
                                                       1991                 1990

Net asset value, beginning of year                    $1.00                $1.00

Income from investment operations
Net investment income                                 .061                 .076
Distributions to shareholders
Dividends from net investment income                  (.061)              (.076)
Net asset value, end of year                          $1.00                $1.00

Total return<F3>                                      6.32%                7.85%

Ratio of expenses to average net assets               .87%                  .85%

Ratio of net income to average net assets             6.12%                7.53%

Increase reflected in net income ratio due to
     expense reimbursement                             .13%                 .14%

Net assets, end of year                        $193,947,095         $182,148,038

Number of shares outstanding at end of year (in
     thousands)                                     194,015              182,193

<F3>
Total Return is not audited for years prior to 1994.

Money Market Portfolio                                 Year Ended September 30,
                                                       ========================
                                                      1989                  1988

Net asset value, beginning of year                   $1.00                 $1.00
Income from investment operations
Net investment income                                 .084                  .067
Distributions to shareholders
Dividends from net investment income                (.084)                (.067)
Net asset value, end of year                         $1.00                 $1.00

Total return<F3>                                     6.47%                 5.31%

Ratio of expenses to average net assets               .85%                  .84%

Ratio of net income to average net assets            8.40%                 6.47%

Increase reflected in net income ratio due to
     expense reimbursement                            .17%                  .27%

Net assets, end of year                        $139,662,354          $81,252,613

Number of shares outstanding at end of year (in
     thousands)                                     139,707               81,278

<F3>
Total Return is not audited for years prior to 1994.

Money Market Portfolio                                 Year Ended September 30,
                                                       ========================
                                                       1987

Net asset value, beginning of year                    $1.00
Income from investment operations
Net investment income                                 .057
Distributions to shareholders
Dividends from net investment income                  (.057)
Net asset value, end of year                          $1.00

Total return<F3>                                      4.62%

Ratio of expenses to average net assets               .86%

Ratio of net income to average net assets             5.52%

Increase reflected in net income ratio due to
     expense reimbursement                            .24%

Net assets, end of year                               $66,284,868

Number of shares outstanding at end of year (in
     thousands)                                       66,288

<F3>
Total Return is not audited for years prior to 1994.


Money Market Portfolio                                 Year Ended September 30,
                                                       ========================
                                                      1986                  1985

Net asset value, beginning of year                    $1.00                $1.00
Income from investment operations
Net investment income                                 .067                  .084
Distributions to shareholders
Dividends from net investment income                (.067)                (.084)
Net asset value, end of year                         $1.00                 $1.00

Total return<F3>                                     4.77%                 5.44%

Ratio of expenses to average net assets               .84%                  .81%

Ratio of net income to average net assets            6.51%                 8.03%

Increase reflected in net income ratio due to
     expense reimbursement                            .34%                  .46%

Net assets, end of year                        $58,248,982           $49,509,472

Number of shares outstanding at end of year (in
     thousands)                                     58,248                49,509

<F3>
Total Return is not audited for years prior to 1994.

Managed Growth Portfolio                               Year Ended September 30,
                                                       ========================
                                            Class C Shares
                                            From Inception       Class A Shares
                                            (March 1, 1994)          1994


Net asset value, beginning of year            $30.43                $30.85

Income from investment operations
Net investment income                            .51                   .93
Net realized and unrealized gain (loss
         investments                           (1.66)               (1.83)
Total from investment operations               (1.15)               (1.83)

Distributions to shareholders
Dividends from net investment income           (.63)                 (.95)
Distribution from capital gains                  --                  (.23)
Total distributions                            (.63)                (1.18)

Total increase (decrease) in net asset value   (1.78)               (2.08)

Net asset value, end of year                   $28.6                $28.77

Total return<F4>                               (3.30)%              (2.95)%

Ratio of expenses to average net assets        2.47%(a)               1.24%

Ratio of net income to average net assets      1.83%(a)               3.14%

Increase reflected in net income ratio due to
     expense reimbursement                     1.46%(a)                --

Portfolio turnover                              34%                     34%

Net assets, end of year                       $1,892,512          $512,026,969

Number of shares outstanding at end of year (in
     thousands)                                   66                  17,800


<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized


Managed Growth Portfolio                          Year Ended September 30,
                                                  ==========================

                                                       Class A Shares
                                                            1993

Net asset value, beginning of year                          $29.35

Income from investment operations
Net investment income                                          .95
Net realized and unrealized gain (loss) on
         investments                                          1.91
Total from investment operations                              2.86

Distributions to shareholders
Dividends from net investment income                          (.95)
Distribution from capital gains                               (.41)
Total distributions                                          (1.36)

Total increase (decrease) in net asset value                  1.50

Net asset value, end of year                                $30.85

Total return<F4>                                             9.98%

Ratio of expenses to average net assets                      1.25%

Ratio of net income to average net assets                    3.25%

Increase reflected in net income ratio due to
     expense reimbursement                                     --

Portfolio turnover                                             33%

Net assets, end of year                                  $536,169,525

Number of shares outstanding at end of year (in
     thousands)                                             17,378

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized


Managed Growth Portfolio                                      Class A Shares
                                                       Year Ended September 30,
                                                       ========================
                                                     1992                 1991

Net asset value, beginning of year                 $28.42                $25.87

Income from investment operations
Net investment income                               1.07                  1.20
Net realized and unrealized gain (loss) on
         investments                                1.82                  3.10
Total from investment operations                    2.89                  4.30

Distributions to shareholders
Dividends from net investment income               (1.95)                (1.00)
Distribution from capital gains                     (.01)                 (.75)
Total distributions                                (1.96)                (1.75)

Total increase (decrease) in net asset value          .93                 2.55

Net asset value, end of year                          $29.35             $28.42

Total return<F4>                                      10.71%             17.51%

Ratio of expenses to average net assets               1.28%               1.31%

Ratio of net income to average net assets             3.90%               4.73%

Increase reflected in net income ratio due to
     expense reimbursement                            --                    --

Portfolio turnover                                    14%                   25%

Net assets, end of year                      $419,513,646          $329,922,298

Number of shares outstanding at end of year (in
     thousands)                                    14,292                11,609

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized


Managed Growth Portfolio                                        Class A Shares
                                                       Year Ended September 30,
                                                       ========================
                                                      1990                  1989


Net asset value, beginning of year                  $27.72                $25.04

Income from investment operations
Net investment income                                 1.09                  1.15
Net realized and unrealized gain (loss) on
         investments                                  (1.85)                2.97
Total from investment operations                      (.76)                 4.12

Distributions to shareholders
Dividends from net investment income                 (.63)                 (.98)
Distribution from capital gains                      (.46)                 (.46)
Total distributions                                 (1.09)                (1.44)

Total increase (decrease) in net asset value          (1.85)                2.68

Net asset value, end of period                      $25.87                $27.72

Total return<F4>                                    (2.87)%               17.31%

Ratio of expenses to average net assets              1.30%                 1.29%

Ratio of net income to average net assets            4.85%                 4.49%

Increase reflected in net income ratio due to
     expense reimbursement                            --                    --

Portfolio turnover                                    24%                   34%

Net assets, end of year                       $242,616,980          $212,178,112

Number of shares outstanding at end of year (in
     thousands)                                      9,377                 7,654

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized



Managed Growth Portfolio                                 Class A Shares
                                                      Year Ended September
                                                               30,
                                                      ======================
                                                              1988

Net asset value, beginning of year                    $27.44

Income from investment operations
Net investment income                                 1.09
Net realized and unrealized gain (loss) on
         investments                                  (1.91)
Total from investment operations                      (.82)

Distributions to shareholders
Dividends from net investment income                  (1.08)
Distribution from capital gains                       (.50)
Total distributions                                   (1.58)

Total increase (decrease) in net asset value          (2.40)

Net asset value, end of period                        $25.04

Total return<F4>                                     (2.48)%

Ratio of expenses to average net assets               1.34%

Ratio of net income to average net assets             4.30%

Increase reflected in net income ratio due to
     expense reimbursement                            --

Portfolio turnover                                    46%

Net assets, end of year                               $171,930,639

Number of shares outstanding at end of year (in
     thousands)                                       6,866

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized



Managed Growth Portfolio                                     Class A Shares
                                                       Year Ended September 30,
                                                       ========================
                                                      1987               1986

Net asset value, beginning of year                    $23.25             $18.92

Income from investment operations
Net investment income                                   .65                 .62
Net realized and unrealized gain (loss) on investments
                                                       4.35                4.64
Total from investment operations                       5.00                5.26

Distributions to shareholders
Dividends from net investment income                  (.70)               (.77)
Distribution from capital gains                       (.11)               (.16)
Total distributions                                   (.81)               (.93)

Total increase (decrease) in net asset value          4.19                4.33

Net asset value, end of year                        $27.44              $23.25

Total return<F4>                                    22.04%               28.61%

Ratio of expenses to average net assets              1.29%                1.30%

Ratio of net income to average net assets            2.82%                3.42%

Increase reflected in net income ratio due to
     expense reimbursement                            --                   --

Portfolio turnover                                    14%                   24%

Net assets, end of year                        $174,217,805         $86,404,783

Number of shares outstanding at end of year (in
     thousands)                                     6,348                 3,761

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized


Managed Growth Portfolio                                 Class A Shares
                                                      Year Ended September
                                                               30,
                                                      ======================
                                                              1985

Net asset value, beginning of year                    $17.03

Income from investment operations
Net investment income                                 .92
Net realized and unrealized gain (loss) on investments
                                                      1.97
Total from investment operations                      2.89

Distributions to shareholders
Dividends from net investment income                  (1.00)
Distribution from capital gains                       --
Total distributions                                   (1.00)

Total increase (decrease) in net asset value          1.89

Net asset value, end of year                          $18.92

Total return<F4>                                      17.04%

Ratio of expenses to average net assets               1.30%

Ratio of net income to average net assets             5.96%

Increase reflected in net income ratio due to
     expense reimbursement                            --

Portfolio turnover                                    54%

Net assets, end of year                               $25,622,145

Number of shares outstanding at end of year (in
     thousands)                                       1,345

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized


Bond Portfolio                                      Year Ended September 30,
                                                    ========================
                                             Class C Shares
                                             From Inception    Class A Shares
                                             (March 1, 1994)      1994


Net asset value, beginning of year                     $16.71     $17.77

Income from investment operations
Net investment income                                     .45        .94
Net realized and unrealized gain (loss) on
         investments                                    (1.23)     (1.81)
Total from investment operations                         (.78)      (.87)

Distributions to shareholders
Dividends from net investment income                     (.50)      (.94)
Distribution from capital gains                          --         (.47)
Total distributions                                      (.50)      (1.41)

Total increase (decrease) in net asset value             (1.28)     (2.28)

Net asset value, end of year                            $15.43     $15.49

Total return<F4>                                        (4.13)%   (5.18)%

Ratio of expenses to average net assets                 2.41%(a)    1.10%

Ratio of net income to average net assets               4.63%(a)    5.64%

Increase reflected in net income ratio due
     to expense reimbursement                           9.60%(a)     --

Portfolio turnover                                        19%         19%

Net assets, end of year                                $314,804   $61,572,858

Number of shares outstanding at end of year
      (in thousands)                                       20        3,976


<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized



Bond Portfolio                                        Year Ended September
                                                               30,
                                                      ======================


                                                         Class A Shares
                                                              1993

Net asset value, beginning of year                    $17.05

Income from investment operations
Net investment income                                 1.08
Net realized and unrealized gain (loss) on
         investments                                  .85
Total from investment operations                      1.93

Distributions to shareholders
Dividends from net investment income                  (1.08)
Distribution from capital gains                       (.13)
Total distributions                                   (1.21)

Total increase (decrease) in net asset value          .72

Net asset value, end of year                          $17.77

Total return<F4>                                      11.89%

Ratio of expenses to average net assets               .79%

Ratio of net income to average net assets             6.33%

Increase reflected in net income ratio due to
     expense reimbursement                            .20%

Portfolio turnover                                    28%

Net assets, end of year                               $67,134,129

Number of shares outstanding at end of year (in
     thousands)                                       3,778


<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized


Bond Portfolio                                             Class A Shares
                                                       Year Ended September 30,
                                                       ========================
                                                    1992                  1991

Net asset value, beginning of period                $16.48                $15.34

Income from investment operations
Net investment income                                1.15                  1.21
Net realized and unrealized gain on investments
                                                      .78                   1.15
Total from investment operations                      1.93                  2.36

Distributions to shareholders
Dividends from net investment income                (1.15)                (1.21)
Distribution from capital gains                      (.21)                 (.01)
Total distributions                                 (1.36)                (1.22)

Total increase in net asset value                     .57                   1.14

Net asset value, end of period                      $17.05                $16.48

Total return<F4>                                    12.29%                15.95%

Ratio of expenses to average net assets               .75%                  .77%

Ratio of net income to average net assets            6.90%                 7.63%

Increase reflected in net investment income ratio
     due to expense reimbursement                     .24%                  .27%

Portfolio turnover                                     29%                   24%

Net assets, end of period                      $50,572,499           $33,258,675

Number of shares outstanding at end of period (in
     thousands)                                      2,965                 2,018

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized


Bond Portfolio                                         Year Ended September 30,
                                                       ========================
                                                     1990                  1989

Net asset value, beginning of period                $15.71                $15.43

Income from investment operations
Net investment income                                 1.24                  1.31
Net realized and unrealized gain (loss) on
         investments                                  (.32)                 .30
Total from investment operations                      .92                   1.61

Distributions to shareholders
Dividends from net investment income                (1.24)                (1.29)
Distribution from capital gains                      (.05)                 (.04)
Total distributions                                 (1.29)                (1.33)

Total increase (decrease) in net asset value          (.37)                 .28

Net asset value, end of period                      $15.34                $15.71

Total return<F4>                                     6.09%                 10.93%

Ratio of expenses to average net assets               .65%                  .17%

Ratio of net income to average net assets            8.02%                 8.53%

Increase reflected in net investment income ratio
     due to expense reimbursement                     .45%                  .92%

Portfolio turnover                                    22%                   50%

Net assets, end of period                      $23,298,395           $12,791,636

Number of shares outstanding at end of period (in
     thousands)                                       1,519                 814

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized



                                                   Class A Shares
                                      Class A Shares          From Inception
                                      Year Ended Sept. 30,    (August 24, 1987)
                                      ==========================================
Bond Portfolio                                  1988           to Sept. 30, 1987



Net Asset Value, beginning of period                $14.81                $15.00

Income from investment operations
Net investment income                                 1.16                  .04
Net realized and unrealized gain (loss) on
         investments                                 .62                   (.20)
Total from investment operations                     1.78                  (.16)

Distributions to shareholders
Dividends from net investment income                 (1.16)                (.03)
Distribution from capital gains                       --                    --
Total distributions                                  (1.16)                (.03)

Total increase (decrease) in net asset value         .62                   (.19)

Net asset value, end of period                      $15.43                $14.81

Total return<F4>                                    12.32%           (13.56)%(a)

Ratio of expenses to average net assets            --                    .50%(a)

Ratio of net income to average net assets             8.14%              .34%(a)

Increase reflected in net investment income ratio
due to expense reimbursement                          1.56%             1.16%(a)

Portfolio turnover                                    27%                   --

Net assets, end of period                         $5,235,169            $344,306

Number of shares outstanding at end of period (in
     thousands)                                       339                   23

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized


Equity Portfolio                                       Year Ended September 30,
                                                       ========================
                                                 Class C Shares
                                                 From Inception   Class A Share
                                                 (March 1, 1994)     1994


Net asset value, beginning of year                    $22.12         $21.43

Income from investment operations
Net investment income                                   (.06)          .13
Net realized and unrealized gain (loss) on
         investments                                   (2.08)         (1.04)
Total from investment operations                       (2.14)         (.91)

Distributions to shareholders
Dividends from net investment income                   --             (.28)
Distribution from capital gains                        --             (.11)
Total distributions                                    --             (.39)

Total increase (decrease) in net asset value          (2.14)         (1.30)

Net asset value, end of year                          $19.98         $20.13

Total return<F4>                                      (9.14)%        (4.33)%

Ratio of expenses to average net assets                2.75%(a)       1.27%

Ratio of net income to average net assets            (1.06)%(a)        .65%

Increase reflected in net income ratio due
      to expense reimbursement                        4.60%(a)          --

Portfolio turnover                                      94%            94%

Net assets, end of year                               $670,245     $92,970,422

Number of shares outstanding at end of year
      (in thousands)                                     34             4,620


<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized



Equity Portfolio                                               Class A Shares
                                                       Year Ended September 30,
                                                       ========================
                                                      1993                  1992

Net asset value, beginning of year                  $20.03                $18.89

Income from investment operations
Net investment income                                 .21                   .17
Net realized and unrealized gain on investments
                                                      1.36                  1.20
Total from investment operations                      1.57                  1.37

Distributions to shareholders
Dividends from net investment income                 (.17)                 (.23)
Distribution from capital gains                       --                    --
Total distributions                                  (.17)                 (.23)

Total increase in net asset value                     1.40                  1.14

Net asset value, end of year                        $21.43                $20.03

Total return<F4>                                     7.82%                 7.36%

Ratio of expenses to average net assets              1.13%                 1.17%

Ratio of net income to average net assets            1.06%                 1.02%

Increase reflected in net investment income ratio
     due to expense reimbursement                     --                    --

Portfolio turnover                                    43%                   24%

Net assets, end of year                       $85,042,192           $64,628,809

Number of shares outstanding at end of year (in
     thousands)                                     3,968                 3,226


<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized



Equity Portfolio                                         Class A Shares
                                                      Year Ended September
                                                               30,
                                                      ======================
                                                              1991
Net asset value, beginning of year                    $15.86

Income from investment operations
Net investment income                                 .44
Net realized and unrealized gain on investments
                                                      2.96
Total from investment operations                      3.40

Distributions to shareholders
Dividends from net investment income                  (.37)
Distribution from capital gains                       --
Total distributions                                   (.37)

Total increase in net asset value                     3.03

Net asset value, end of year                          $18.89

Total return<F4>                                      21.88%

Ratio of expenses to average net assets               1.04%

Ratio of net income to average net assets             1.94%

Increase reflected in net investment income ratio
     due to expense reimbursement                     .18%

Portfolio turnover                                    27%

Net assets, end of year                               $42,642,434

Number of shares outstanding at end of year (in
     thousands)                                       2,258

<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized



Equity Portfolio                                            Class A Shares
                                                       Year Ended September 30,
                                                      =========================
                                                    1990                  1989

Net asset value, beginning of year                 $18.07                $14.58

Income from investment operations
Net investment income                                 .32                   .40
Net realized and unrealized gain (loss) on
         investments                                  (2.24)                3.40
Total from investment operations                      (1.92)                3.80

Distributions to shareholders
Dividends from net investment income                 (.24)                 (.31)
Distribution from capital gains                      (.05)                 --
Total distributions                                  (.29)                 (.31)

Total increase (decrease) in net asset value          (2.21)                3.49

Net asset value, end of year                        $15.86                $18.07

Total return<F4>                                    (10.80)%              26.69%

Ratio of expenses to average net assets               .78%                  .21%

Ratio of net income to average net assets            2.64%                 2.48%

Increase reflected in net investment income ratio
     due to expense reimbursement                    .50%                  1.17%

Portfolio turnover                                    31%                   8%

Net assets, end of year                        $22,212,293           $7,927,101

Number of shares outstanding at end of year (in
     thousands)                                      1,401                 439


<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized



                                                           Class A Shares
                                     Class A Shares        From Inception
                                     Year Ended Sept.     (August 24, 1987)
Equity Portfolio                          30, 1988        to Sept. 30, 1987
                                   ============================================

Net asset value, beginning of period          $15.33                $15.00

Income from investment operations
Net investment income                            .87                   .02
Net realized and unrealized gain (loss) on
         investments                           (1.53)                  .31
Total from investment operations                (.66)                  .33

Distributions to shareholders
Dividends from net investment income            (.08)                  --
Distribution from capital gains                 (.01)                  --
Total distributions                             (.09)                  --

Total increase (decrease) in net asset value    (.75)                  .33

Net asset value, end of period                 $14.58               $15.33

Total return<F4>                               (4.26)%           25.56%(a)

Ratio of expenses to average net assets         --                 .50%(a)

Ratio of net income to average net assets       2.85%              .31%(a)

Increase reflected in net investment income ratio
     due to expense reimbursement               2.49%             1.50%(a)

Portfolio turnover                                23%                   --

Net assets, end of period                    $1,710,838            $264,653

Number of shares outstanding at end of period (in
     thousands)                                   117                   17


<F4>
Total return is not annualized and does not reflect the deduction of Class A front-end sales charge.
Total return is not audited for years prior to 1989.
(a) Annualized




INVESTMENT OBJECTIVES AND POLICIES

The Fund is designed for individual and institutional investors, including ERISA fiduciaries, seeking growth of capital or current income through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business. The Managed Growth Portfolio is designed for long-term investment. The Money Market Portfolio is designed for short-term cash management and stability of principal. The Bond Portfolio is designed for current income and preservation of capital. The Equity Portfolio is designed for capital growth.

Money Market Portfolio

The Money Market Portfolio seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, and reverse repurchase agreements, all selected in accordance with the Fund's investment and social criteria. The Money Market Portfolio attempts to maintain a constant net asset value of $1.00 per share.

The Money Market Portfolio invests only in high grade, short-term money market instruments which may include: obligations issued or guaranteed as to principal by the United States Government, its agencies and instrumentalities; U.S.
dollar-denominated certificates of deposit, time deposits and bankers' acceptances of U.S. banks, generally banks with assets in excess of $1 billion; taxable municipal securities, including variable rate demand notes; and commercial paper (including participation interests in loans extended by banks to issuers of commercial paper) that at the date of investment is rated A-1 by Standard & Poor's Ratings Group (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's), or, if not rated, is of comparable quality.

Managed Growth Portfolio

The Managed Growth Portfolio seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment. It is not the policy of the Managed Growth Portfolio to take risks to obtain speculatively or aggressively high returns. There is no predetermined percentage of assets allocated to either stocks or bonds or money market instruments. Investments are generally selected by the two active Sub-Advisor, U.S. Trust Company of Boston and NCM Capital, subject to direction and control by the Fund's Advisor and Board of Trustees. CAM manages a portion of the Portfolio's fixed-income assets. The Investment Advisors determine the mix for the Managed Growth Portfolio depending upon their view of market conditions and the economic outlook.

The Managed Growth Portfolio may purchase both common and preferred stock. The Portfolio normally invests in bonds which are considered investment grade, including bonds which are direct or indirect obligations of the U.S. Government, or which at the date of investment are rated AAA, AA, A, or BBB by S&P or Aaa, Aa, A, or Baa by Moody's. Bonds rated Baa or BBB are considered medium grade obligations, possess speculative characteristics, and are more susceptible to changing market conditions. The Portfolio may purchase lower-rated obligations (those rated below BBB, which are considered non-investment grade securities) but no more than 20% of its assets may be invested in obligations rated lower than B. The Portfolio may purchase without limitation bonds which are unrated but of comparable quality to bonds rated B or better as determined by the Advisors under the supervision of the Board of Trustees. The Managed Growth Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade securities (commonly referred to as "junk bonds"). See the Statement of Additional Information for additional information concerning bond ratings.

Bond Portfolio

The Bond Portfolio seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities, including taxable municipal securities, selected pursuant to the Fund's investment and social criteria. The Bond Portfolio is neither speculative nor conservative in its investment policies and will take reasonable risks in seeking to achieve its investment objective of current income and preservation of capital. Debt securities may be long-term, intermediate-term, short-term, or any combination thereof, depending on the Advisors' evaluation of current and anticipated market patterns and trends; the Advisors expect that the Bond Portfolio's average weighted maturity will range between 5 and 20 years. The value of the Portfolio will vary inversely with changes in interest rates.

In seeking to achieve these objectives, it is anticipated that under normal conditions the Bond Portfolio will invest at least 65% of the value of its assets in publicly-traded straight debt securities which have an investment grade rating of A or above as determined by a nationally recognized rating service such as S&P or Moody's, or if unrated, determined to be of comparable quality. The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in cash and cash equivalents. Up to 20% of the Bond Portfolio's total assets may be invested in straight debt securities which are not rated within the four highest grades (including bonds rated below Baa or BBB and unrated securities), in convertible debt securities, convertible preferred and preferred stocks, or other securities. Bonds rated Baa or BBB, which are considered medium grade obligations, possess speculative characteristics, and are more susceptible to changing market conditions. The Bond Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade securities ("junk bonds"). See the Statement of Additional Information for additional information concerning bond ratings.

Equity Portfolio

The Equity Portfolio seeks growth of capital through investment in the equity securities of issuers within industries perceived to offer opportunities for potential capital appreciation and which satisfy the Fund's investment and social criteria. The Equity Portfolio is neither speculative nor conservative in its investment policies and will take reasonable risks in seeking to achieve its investment objective of growth of capital.

The Equity Portfolio normally invests at least 80% of the value of its net assets in equity securities. Such securities include common stocks, convertible securities and preferred stocks. For liquidity purposes or pending the investment of the proceeds of the sale of its shares, the Equity Portfolio may invest up to 20% of the value of its assets in money market instruments, including: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks, generally, those having total assets of at least one billion dollars; and commercial paper or other corporate notes of investment grade quality. Such securities may be purchased subject to repurchase agreements with recognized securities dealers and banks. If the Equity Portfolio has assumed a temporary defensive posture, there is no limitation on the percentage of its assets which may be invested in money market instruments. The Equity Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade debt securities.

All Investments are Selected with a Concern for the Social Impact of each Investment The Fund invests in accordance with its philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort.

The Fund has developed the following criteria for the selection of organizations in which it invests. The Fund recognizes, however, that these criteria represent standards of behavior which few, if any, organizations totally satisfy and that, as a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the Fund's Investment Advisor and Sub-Advisors.

Given these considerations, the Fund seeks to invest in a producer or service provider which:

1. Delivers safe products and services in ways which sustain our natural environment. For example, the Fund looks for companies that produce energy from renewable resources, while avoiding consistent polluters.

2. Is managed with participation throughout the organization in defining and achieving objectives. For example, the Fund looks for companies that offer employee stock ownership or profit-sharing plans.

3. Negotiates fairly with its workers, provides an environment supportive of their wellness, does not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, does not consistently violate regulations of the Equal Employment Opportunity Commission, and provides opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Fund considers both unionized and non-union firms with good labor relations.

4. Fosters awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Fund looks for companies with an above average commitment to community affairs and charitable giving.

The Fund will not invest in an issuer which the Advisors determine to be significantly engaged in:

1. The production of nuclear energy or the manufacture of equipment to produce nuclear energy.

2. Business activities in support of repressive regimes.

(From its inception through most of 1993, the Fund considered South Africa to be a repressive regime. In light of recent political developments in South Africa, the Fund's Board of Trustees has determined that South Africa no longer constitutes a repressive regime and that the Fund may invest in issuers doing business in South Africa if they meet the Fund's social criteria).


3. The manufacture of weapon systems.




The Fund will not, as a matter of operating policy which may be changed without the approval of a majority of the outstanding shares, invest in an issuer primarily engaged in the manufacture of alcoholic beverages or tobacco products, or the operation of gambling casinos.

The Fund believes that social and technological change will continue to transform America and the world for the balance of this century. Those enterprises which exhibit a social awareness measured in terms of the above attributes and considerations should be better prepared to meet future societal needs for goods and services. By responding to social concerns, these enterprises should maintain flexibility and further social goals. In so doing they should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to provide a positive return to both investors and society as a whole.

INVESTMENT SELECTION PROCESS

Investments are selected on the basis of their ability to contribute to the dual objectives of the Fund Potential investments are first screened for financial soundness and then evaluated according to the Fund's social criteria. To the greatest extent possible investments are made in companies exhibiting unusual, positive accomplishments with respect to one or more of the criteria. Companies must meet the Fund's minimum standards for all the criteria. With respect to government securities, the Fund invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further or are compatible with the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities. It should be noted that the Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies.


The selection of an organization for investment by a Portfolio does not constitute endorsement or validation by the Fund, nor does the exclusion of an organization necessarily reflect failure to satisfy the Fund's social criteria. Investors in the Fund are invited to send a brief description of companies they believe might be suitable for investment by the Fund.


ADDITIONAL INVESTMENT POLICIES

As a matter of fundamental investment policy which cannot be changed without shareholder approval, no more than 25% of the value of a Portfolio's assets may be invested in any one industry, no more than 5% of a Portfolio's assets may be invested in any one company, nor may a Portfolio, or the Fund in the aggregate, purchase more than 10% of the voting securities of any issuer.

The Managed Growth, Bond and Equity Portfolios each can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolios can use these practices either as substitution or as protection against an adverse move in the Portfolios to adjust the risk and return characteristics of the Portfolios. If the Advisor and/or Sub-Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Any instruments determined to be illiquid are subject to the Fund's 10% restriction on illiquid securities. See the SAI for more detail about these strategies.

The Fund may engage in repurchase agreements and reverse repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back at a higher price. In order to minimize any risk involved, the Fund engages in such transactions only with recognized securities dealers determined by the Advisor to present a minimal credit risk. Repurchase agreements are fully collateralized and always have a maturity of less than one year. In a reverse repurchase agreement, the Fund sells a security subject to the right and obligation to buy it back at a higher price. The Fund then invests the proceeds from the transaction in another obligation in which it is authorized to invest. For reverse repurchase agreements, the Fund maintains in a segregated account liquid assets equal in value to the repurchase price.


Each Portfolio may borrow money from banks (and pledge its assets to secure such borrowing) for temporary or emergency purposes, but not for leverage. Such borrowing may not exceed 10% of the value of that Portfolio's total assets.

The Fund has adopted the following operating (i.e., non-fundamental) investment policies which may be changed by the Board of Trustees without shareholder approval:

No Portfolio may purchase illiquid securities if more than 10% of the value of that Portfolio's net assets would be invested in such securities.

Each Portfolio may invest up to 25% of its assets in the securities of foreign issuers. The Portfolios may purchase foreign securities directly, on foreign markets, or through U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are traded in the U.S. on exchanges or over the counter. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of a foreign corporation. Foreign securities may involve additional risks, including currency fluctuations, risks relating to political or economic conditions, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, less liquid and more volatile. By investing in ADRs rather than directly in foreign issuers' stock, the Portfolios can avoid currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. The Money Market Portfolio may purchase only high quality U.S. dollar-denominated instruments.

For further information on the Fund's investment policies and restrictions, see the Statement of Additional Information.

Special Equities and Private Placements

Due to the particular social objective of the Fund, opportunities may exist to promote especially promising approaches to social goals through privately placed investments. The Special Equities Committee of the Board of Trustees identifies, evaluates, and selects certain of these investments, subject to ratification by the Board. The private placement investments undertaken by the Fund, if any, may be subject to a high degree of risk. Such investments may involve relatively small and untried enterprises that have been selected in the first instance because of some attractive social objectives or policies.

Many private placement investments have no readily available market and may therefore be considered illiquid. Fund investments in private placements and other securities for which market quotations are not readily available are valued at fair market value under the direction and control of the Board.

High Social Impact Investments

Each Portfolio may invest a small portion of its respective assets in investments in securities that offer a rate of return below the then prevailing market rate and that present attractive opportunities for furthering the Fund's social criteria ("High Social Impact Investments"); such High Social Impact investments must be less than 1% of the Portfolio's assets. Such securities are typically illiquid and unrated and generally considered non-investment grade debt securities which involve a greater risk of default or price decline than investment-grade securities. Through diversification and credit analysis and limited maturity, investment risk can be reduced, although there can be no assurance that losses will not occur. The High Social Impact Investments Committee of the Board identifies, evaluates, and selects these investments, subject to ratification by the Board.

YIELD AND TOTAL RETURN


The Portfolios may advertise different types of yield and total return performance, which is calculated separately for each class. All performance figures are based on historical earnings and are not intended to indicate future performance. Further information about the Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge.
Money Market Portfolio

The Money Market Portfolio may advertise "yield" and "effective yield." The "yield" of the Fund refers to the actual income generated by an investment in the Portfolio over a particular base period, stated in the advertisement. If the base period is less than one year, the yield will be "annualized." That is, the amount of income generated by the investment during the base period is assumed to be generated over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated like yield, but assumes reinvestment of earned income. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
Bond Portfolio

Yield measures the Bond Portfolio's current investment performance for each class, that is, the rate of income on its portfolio investments divided by the share price of the class. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the maximum offering price per share for that class on the last day of that period. Yields are calculated according to accounting methods that are standardized for all stock and bond funds.

Managed Growth, Bond, and Equity Portfolios

Total return differs from yield in that yield figures measure only the income component of a Portfolio's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. The total return of a class shows its overall change in value, including changes in share price and assuming all of its dividends and capital gain distributions are reinvested. A cumulative total return reflects the performance of the class over a stated period of time. An average annual total return reflects the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. Both types of total return for Class A shares usually will include the effect of paying the front-end sales charge. Of course, total returns will be higher if sales charges are not taken into account. Quotations of "overall return" do not reflect deduction of the sales charge. You should consider overall return figures only if you qualify for a reduced sales charge, or for purposes of comparison with comparable figures which also do not reflect sales charges, such as mutual fund averages compiled by Lipper Analytical Services, Inc.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the Fund's activities and reviews its contracts with companies that provide the Fund with services.

The Fund is an open-end diversified management investment company, organized as a Massachusetts business trust on March 15, 1982.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).


Board of Trustees

REBECCA ADAMSON
President, First Nations Development Institute
RICHARD L. BAIRD, JR.
Director of Finance, Family Health Council, Inc.
JOHN G. GUFFEY, JR.
Chair, Calvert Social Investment Foundation
Treasurer and Director, Silby, Guffey & Co., Inc.
JOY V. JONES, Esq.
Attorney and Entertainment Manager

TERRENCE J. MOLLNER, Ed.D.
Founder and Chair, Trusteeship Institute, Inc.
SYDNEY AMARA MORRIS
 Senior Minister, Unitarian Church of Vancouver, Canada
CHARLES T. NASON
Chairman, President, and Chief Executive Officer, The Acacia Group
D. WAYNE SILBY
President, Secretary, and Director, Silby, Guffey & Co., Inc.
CLIFTON S. SORRELL, JR.
President, Calvert Group, Ltd. and its subsidiaries

Advisory Council

The Advisory Council is a resource to the Board of Trustees regarding communication networks for the Fund and the application and refinement of the Fund's social criteria.
TIMOTHY SMITH
(Chair) Executive Director, Interfaith Center on Corporate Responsibility
JULIAN BOND
Visiting  Professor,  Harvard  University;   Distinguished  Professor,  American
University
ROBERT BROWNE
President, Twenty-First Century Foundation
WILLIAM J. BYNUM
 President and CEO, Enterprise Corporation for the Delta
MARIAN WRIGHT EDELMAN
President & Founder, Children's Defense Fund
MICHAEL FISCHER
 Executive Director, California State Coastal Conservancy
RANDALL FORSBERG
Executive Director, Institute for Defense and Disarmament Studies

ELIZABETH HARRIS
Vice President, UNC Partners, Inc.
SOPHIA BRACEY HARRIS
Founder and Executive Director, The Federation of Childcare Centers of Alabama, Inc.
JAMES E. HEARD
President, Institutional Shareholder Services, Inc.
HAZEL HENDERSON
Independent Futurist and Author
ERICA HUNT
Senior Program Officer, New World Foundation

GRACE LECLAIR
Writer, Consultant and Theorist Concerning the Impacts of Economics on Family and Community Life

JESSICA LIPNACK
President, The Networking Institute, Inc.
AMORY LOVINS
Director of Research, Rocky Mountain Institute
L. HUNTER LOVINS
President & Executive Director, Rocky Mountain Institute
ROBERT CARTER RANDOLPH
Of Counsel, Hendricks & Lewis
RUSTUM ROY
Professor of Geochemistry, Pennsylvania State University
BYRON RUSHING
State Representative, Massachusetts

MARC DAVID SARKADY
Leadership Consultant on Values & Visions to Renew Corporations & Governments GAIL SNOWDEN
Division Executive, First Community Bank, Bank of Boston
JEFFREY STAMPS
Chairman, The Networking Institute, Inc.
THOMAS STONEBACK, Vice President and Chief Administrative Officer, Rodale Press, Inc.
ERIC UTNE
Publisher and Editor, The Utne Reader
DIANE WHITE
Owner, Blackberry


D. Wayne Silby, Chair of the Fund's Board of Trustees, and Robert B. Zevin, Senior Vice President, U.S. Trust Company, serve as ex officio members of the Advisory Council. Mr. Smith is the chair of the Advisory Council.

Portfolio Managers

Managed Growth Portfolio

The Managed Growth Portfolio is managed by multiple investment sub-advisors,as approved by the Portfolio's shareholders on August 30, 1995. With the multi-manager approach, there will be several investment strategies in place at any given time in order to help the Portfolio pursue its investment objectives. The Managed Growth Portfolio may employ "growth managers," who generally concentrate on stocks that have demonstrated, or are expected to produce, earnings growth rates significantly greater than the market as a whole, as well as "value managers," who tend to make stock selections on the basis of perceived relative value as determined by a defined model in a bottom-up approach.

Specifically, CAM will retain a pool of five investment sub-advisors ("Sub-Advisors"), including U.S. Trust, to manage the Managed Growth Portfolio's assets, though they will not necessarily be managing the Portfolio's money at the same time. CAM initially will retain two of the five companies, U.S. Trust and NCM Capital Management Group, Inc., to manage assets, and to manage a portion of the fixed-income assets itself. Brown Capital Management, Inc., Fortaleza Asset Management, Inc. and Frontier Capital Management, Inc. will not initially manage Portfolio assets.

Cheryl Smith, Vice President of U.S. Trust is the portfolio manager for the Bond Portfolio. Ms. Smith joined U.S. Trust in 1992. In addition to the management of the Bond Portfolio, her duties at U.S. Trust include management of institutional and individual client investment portfolios and integration of client social criteria into the portfolio management process. She served as Vice President of Franklin Research & Development from 1987 to 1992. Ms. Smith has managed the Bond Portfolio since August 1994. She is a Chartered Financial Analyst and holds a Ph.D. in Economics from Yale University.

Philip J. Schettewi, Managing Partner, Vice President, and Chief Portfolio Strategist of Loomis, Sayles & Company, L.P., is the portfolio manager for the Equity Portfolio. Mr. Schettewi is a Chartered Financial Analyst, and has 12 years experience in the investment business.

Calvert Group is one of the largest investment management firms in the Washington, D.C. area.

Calvert Group, Ltd., parent of the Fund's investment advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1994, Calvert Group managed and administered assets in excess of $4.2 billion and more than 200,000 shareholder and depositor accounts.

Calvert Asset Management serves as Advisor to the Fund.

Calvert Asset Management Company, Inc. (the "Advisor") is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management, administrative services and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Fund and reserves the right to compensate broker-dealers in return for their promotional or administrative services.

Asset management of the Managed Growth Portfolio will be by a team headed by Reno J. Martini, Sr. Vice President and Chief Investment Officer. Mr. Martini oversees the management of all Calvert portfolios. He has extensive experience evaluating and purchasing municipal securities.

U.S. Trust

United States Trust Company of Boston (U.S. Trust) is the Sub-Advisor to the Managed Growth and Bond Portfolios. U.S. Trust also aids the Advisor in providing social screening research to the Advisor for the Fund's Money Market Portfolio. U.S. Trust is a Massachusetts-chartered commercial bank with full trust powers. It is wholly-owned and the principal subsidiary of UST Corp., a Massachusetts bank holding company. It is located at 30 Court Street, Boston, Massachusetts 02108. The Trust Department of U.S. Trust has managed funds as a fiduciary since 1895.


Robert Zevin, Senior Vice President, Portfolio Strategist and Economist for U.S. Trust Company, Boston, is the portfolio manager for U.S. Trust's portion of Managed Growth's Portfolio assets. He has been with U.S. Trust since 1975. Dr. Zevin is a founder of the socially responsible investing movement and a founder-member of the Advisory Council of the Fund. He has taught at six colleges and universities, including Harvard, University of California at Berkeley, and Columbia University, and has authored several articles and books.

NCM Capital Management Group, Inc.

NCM Capital Management Group, Inc. manages the equity portion of the Managed Growth Portfolio as of July 1, 1995. NCM was founded by Maceo K. Sloan in 1986 as a subsidiary of North Carolina Mutual Life Insurance Company, which was established by Mr. Sloan's ancestors in 1898 and is one of the oldest and largest minority-owned financial institutions in the country. NCM has been an employee-owned subsidiary of Sloan Financial Group since 1991. Sixty percent of Sloan Financial Group is co-owned by Mr. Sloan and Justin E. Beckett, who is Executive Vice President and a Director of NCM. NCM is one of the largest minority-owned investment management firms in the country, and provides products in equity, fixed income and balanced portfolio management. It is also one of the industry leaders in the employment and training of minority and women investment professionals.

NCM's portfolio management team consists of seven members. Maceo K. Sloan, CFA, FLMI, is Chairman, President, Chief Executive Officer, and Chief Investment Officer of the company. He received a BA from Morehouse College, and MBA from Georgia State University, and a JD from North Carolina Central University. He is a Chartered Financial Analyst, and is Fellow of the Life Management Institute. Mr. Sloan is a regular panelist on the PBS program Wall Street Week in Review and has been a panelist and chaired several conferences concerning investment opportunities in South Africa, such as the RCB International Seminar and the Pensions 2000 on South Africa.

Clifford D. Mpare, CFA, CMA, is Senior Vice President and Director of Investments. He received his BComm from St. Mary's University and an MBA from Dalhousie University. He is a Chartered Financial Analyst and a Certified Management Accountant. Prior to joining NCM, Mr. Mpare was a Senior Analyst with First Union Corporation's private equity department, where he specialized in the valuation of unlisted securities. He serves on the board of the Association of Investment Management and Research, and is a member of the North Carolina Society of Financial Analysts, the Institute of Chartered Financial Analysts, the Institute of Management Accountants, and the Society of Management Accountants of Canada.

Lawrence J. Verny is a Vice President. He received his BS from Fairleigh Dickinson University and is a CFA candidate. Wendell E. Mackey is a Vice President. He received his BBA from Howard University, and an MM from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Mackey is a CFA candidate. Stephon A. Jackson, CFA, is a Vice President and Director of Research. He received his BS from the University of North Carolina and his MBA from The Wharton School of the University of Pennsylvania. He is a Chartered Financial Analyst. David C. Carter is a Vice President, and received his BS and MBA from New York University. Mr. Carter is a CFA candidate. Lorenzo Newsome, Jr. is a Vice President. He received his BS from the University of Pittsburgh, an MA from Bowie State University, and is a CFA candidate.

Brown Capital Management, Inc.

Managed Growth Portfolio

Brown Capital Management, Inc. of 809 Cathedral Street, Baltimore, Maryland, believes that capital can be enhanced in times of opportunity and preserved in times of adversity without timing the market. The firm uses a bottom-up approach that incorporates growth-adjusted price earnings. Stocks purchased are generally undervalued and have momentum, have earnings-per-share growth rates greater than the market, are more profitable than the market, and have relatively low price-earnings ratios. The firm concentrates on mid-/large-cap growth stocks.

Eddie C. Brown, Portfolio Manager, is founder and President of Brown Capital Management. He has over 22 years of investment experience, having served as Vice President and Portfolio Manager for 10 years at T. Rowe Price Associates immediately prior to starting his own firm. Mr. Brown holds a BS in Electrical Engineering from Howard University, an MS in Business Administration from the Indiana University School of Business. Additionally, he is a professionally-designated Chartered Financial Analyst and Chartered Investment Counselor. Mr. Brown is active in community affairs. He is currently a Commissioner for Maryland Public Broadcasting (a Gubernatorial appointment), member of the Board of Directors of the Baltimore Community Foundation (where he chairs the Investment Committee for the foundation's $30 million endowment), member of the Dean's Advisory Council of Indiana University School of Business, and a member of The President's Roundtable.

Joel Oppenheim, Portfolio Manager and Executive Vice President, has had 24 years investment experience for institutions including the State of Maryland, T. Rowe Price Associates, Inc., the National Rural Electric Pension and Brown Capital Management. He holds a B.S. in Economics and Juris Doctor from the University of Wisconsin, and is a Chartered Financial Analyst.

Robert E. Hall, Portfolio Manager and Sr. Vice President, has over 30 years investment experience including 18 years with T. Rowe Price Associates, Inc., seven years with Emerging Growth Partners, Inc., and four years with The
Investment Center prior to joining Brown Capital Management. Mr. Hall is a former Trustee of the Peabody Institute of Johns Hopkins University.

Fortaleza Asset Management, Inc.

Managed Growth Portfolio

Fortaleza Asset Management, Inc. of 200 West Adams, Suite 1901, Chicago, Illinois, 60606, is a small-cap growth manager that bases its investment principles on three key elements: (1) a proprietary stock valuation system that incorporates technical and market sentiment indicators to determine optimal buy points; (2) an emphasis on the preservation of capital through the implementation of a strict selling discipline to lock in capital gains and reduce losses; and (3) a discipline that does not force equity commitment in overvalued markets. The investment approach is based on a bottom-up selection process, and concentrates on small-cap growth stocks.

Margarita Perez is the founder, President and Portfolio Manager of Fortaleza, and has over 13 years of investment experience. Prior to forming Fortaleza, Ms. Perez was Vice President and Portfolio Manager for Monetta Financial Services, Inc., where she was directly involved in the management of equity accounts totaling in excess of $100 million. Ms. Perez is a native of Puerto Rico and has lived in the Chicago area since the late 1960s. She earned an MBA from DePaul University School of Commerce. Ms. Perez is a member of various professional organizations including the American Institute of CPAs, National Society of Hispanic MBAs, Association for Investment Management and Research, and the National Association of Securities Professionals. She is also a Trustee of the Chicago Historical Society.

James Boves, also a Portfolio Manager, brings over 25 years of investment management and research experience to Fortaleza. He has an MA in Economics from Northern Illinois University and is a member of the Investment Analysts Society in Chicago.

Frontier Capital Management Inc.

Managed Growth Portfolio

Frontier Capital Management is a Boston-based, independent investment management firm. Founded in 1980, Frontier is a research driven firm specializing in the management of growth-oriented portfolios with particular focus on the small to medium capitalization sectors of the market. As of December 31, 1994 the firm managed approximately $1.6 billion in client assets, including over $200 million in portfolios subject to socially responsible guidelines. Frontier concentrates on small-/mid-cap growth stocks. Frontier has a large team of investment and trading professionals. Those responsible for investing assets of the Portfolio would be determined at the time the Advisor determines to allocate to Frontier the management of a portion of Portfolio assets.

Loomis, Sayles

Loomis, Sayles & Company, L.P., (Loomis, Sayles) is the Sub-Advisor to the Equity Portfolio, effective February 1, 1994. A private investment counsel firm founded in 1926, Loomis, Sayles is organized as a limited partnership, controlled by New England Mutual Life Insurance Company. The principal business address of Loomis, Sayles is One Financial Center, Boston, Massachusetts 02111.

The Advisor receives a fee based on a percentage of the Fund's assets, and for the Managed Growth and Equity Portfolios only, the performance. From this, the Advisor pays the Sub-Advisor.

For its services during fiscal year 1994, the Advisor was entitled to and did receive, pursuant to the Investment Advisory Agreement, 0.50% of the Money Market Portfolio's, 0.65% of the Bond Portfolio's, and 0.70% of the Managed Growth Portfolio's average daily net assets as investment advisory fees.

The Investment Advisory Agreement between the Fund and the Advisor, with respect to the Managed Growth Portfolio, provides that the Advisor is entitled to a base annual fee, payable monthly, of 0.70% of the Portfolio's average daily net assets. Beginning January, 1997, the Advisor may earn (or have its base fee reduced by) a performance adjustment based on the extent to which performance of the Fund exceeds or trails the Relevant Index. The Relevant Indexes are as follows:

CAM: Lehman Aggregate Bond Index
U.S. Trust - equity assets: Russell 3000
U.S. Trust - fixed income assets: Lehman Aggregate Bond Index
NCM: Standard & Poors 500 Stock Index
Brown: Standard & Poors 500 Stock Index
Fortaleza: Russell 2000
Frontier: 70% Russell 1000, 30% Russell 2000 (Blend)

         Performance versus                          Performance Fee
         the Relevant                                Adjustment
         Index

         6% to Less than 12%                         0.05%
         12% to Less than 18%                        0.10%
         18% or more                                 0.15%

The Investment Advisory Agreement between the Fund and the Advisor, with respect to the Equity Portfolio, provides that the Advisor is entitled to a base annual fee, payable monthly, of 0.70% of the Portfolio's average daily net assets. Beginning June, 1995, the Advisor may earn (or have its base fee reduced by) a performance adjustment based on the extent to which performance of the Fund exceeds or trails the S&P's 500 Composite Index:

         Performance versus                          Performance Fee
         the S&P's 500                               Adjustment
         Composite Index

         6% to Less than 12%                         0.07%
         12% to Less than 18%                        0.14%
         18% or more                                 0.20%

Pursuant to an Investment Sub-Advisory Agreement with the Advisor, U.S. Trust makes investment selections for the Bond Portfolio. For these services U.S. Trust receives a sub-advisory fee from the Advisor based on a percentage of the respective Portfolio's average daily net assets (other than High Social Impact Investments), subject to a monthly minimum fee of $1,000. For fiscal 1994, the Advisor paid U.S. Trust a fee of 0.25% of the assets of the Managed Growth Portfolio, and 0.20% of the assets of the Bond Portfolio. The Advisor also pays a fee to U.S. Trust for providing social screening research for the Money Market Portfolio.

Investment selections for a portion of the fixed-income assets of the Managed Growth Portfolio are made by the Investment Advisor, CAM. The Sub-Advisors make the investment selections for the remaining assets. Currently, the active Sub-Advisors are U.S. Trust and NCM Capital. Sub-advisory fees are paid by the Advisor and are equal to a base fee ("Base Fee") of 0.25% of the Managed Growth Portfolio's average daily net assets, plus or minus a performance fee ("Performance Fee") as set forth in the table above. Payment (or subtraction) of a Performance Fee is conditioned on (1) the performance of the Portfolio as a whole having exceeded (or trailed) The Lipper Balanced Fund Index ("Fund Index") during the Performance Period; and (2) payment of the Performance Fee not causing the Portfolio's performance to fall below the Fund Index.

Loomis, Sayles makes investment selections for the Equity Portfolio. It receives a sub-advisory fee from the Advisor equal to a base fee ("Base Fee") of 0.25% of the Equity Portfolio's average daily net assets, plus or minus a performance fee ("Performance Fee") as set forth in the table above. Loomis, Sayles also receives a 0.05% fee, paid by the Advisor (not the Fund) for its assistance with the distribution of the Fund.

Calvert Distributors, Inc. serves as underwriter to market the Fund's shares.

Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Fund's transfer, dividend disbursing and shareholder servicing agent.

SHAREHOLDER GUIDE

You can buy shares of the Fund in several ways which are described here and in the chart below.

An account application accompanies this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call your broker, or Calvert Group at 800-368-2748. Be sure to specify which class you wish to purchase.

To invest in any of Calvert's tax-deferred retirement plans, please call Calvert
Group  at  800-368-2748  to  receive   information  and  the  required  separate
application.

ALTERNATIVE SALES OPTIONS

The Managed Growth, Bond, and Equity Portfolios each offer two classes of shares:

Class A Shares - Front End Load Option

Class A shares are sold with a front-end sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed.


Class C shares - Level Load Option

Class C shares are sold without a sales charge at the time of purchase or redemption.

Class C shares have higher expenses

Each Portfolio bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act. Payments under the Class A Distribution Plan are limited to 0.35% annually of the average daily net asset value of Class A shares. The Class C Distribution Plan provides for the payment of an annual distribution fee to CDI of up to 0.75%, plus a service fee of up to 0.25%, for a total of 1.00% of the average daily net assets attributable to their respective classes.

Considerations for deciding which class of shares to buy

Income distributions for Class A shares will probably be higher than those for Class C shares, as a result of the distribution expenses described above. (See also Yield and Total Return.) You should consider Class A shares if you qualify for a reduced sales charge under Class A or if you plan to hold the shares for several years. Class C shares are not available for investments of $1 million or more.

CLASS A SHARES - MANAGED GROWTH AND EQUITY PORTFOLIOS


Class A shares are offered at net asset value plus a front-end sales charge as follows:



                                                                  Concession to
                      As a %                 As a %               Dealers as
                      of Offering            of Net               a %of Amount
Amount of Investment  Price                  Amount Invested      Invested
===============================================================================


Less than $50,000      4.75%                 4.99%                4.00%
$50,000 but less
than $100,000          3.75%                 3.90%                3.00%
$100,000 but less
than $250,000          2.75%                 2.83%                2.25%
$250,000 but less
than $500,000          1.75%                 1.78%                1.25%
$500,000 but less
than $1,000,000        1.00%                 1.01%                0.80%
$1,000,000 and
over                   0.00%                 0.00%                0.25%**


CLASS A SHARES - BOND PORTFOLIO

Class A shares are offered at net asset value plus a front-end sales charge as follows:


                                                                  Concession to
                      As a %                 As a %               Dealers as
                      of Offering            of Net               a %of Amount
Amount of Investment  Price                  Amount Invested      Invested
===============================================================================


Less than $50,000     3.75%                  3.90%                3.00%
$50,000 but less
than $100,000         3.00%                  3.09%                2.25%
$100,000 but less
than $250,000         2.25%                  2.30%                1.75%
$250,000 but less
than $500,000         1.75%                  1.78%                1.25%
$500,000 but less
than $1,000,000       1.00%                  1.01%                0.80%
$1,000,000 and
over                  0.00%                  0.00%                0.25%**


**For new investments (new purchases but not exchanges) of $1 million or more a broker dealer will have the choice of being paid a finder's fee by CDI in one of the following methods: (1) CDI may pay broker dealers, on a monthly basis for 12 months, an annual rate of 0.30%. Payments will be made monthly at the rate of 0.025% of the amount of the investment, less redemptions; or (2) CDI may pay broker dealers 0.25% of the amount of the purchase; however, CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Fund within thirteen months of the time of purchase.


MANAGED GROWTH, BOND, AND EQUITY PORTFOLIOS

Sales charges on Class A shares may be reduced or eliminated in certain cases. See Exhibit A to this prospectus.

The sales charge is paid to CDI, which in turn normally reallows a portion to your broker-dealer. Upon written notice to dealers with whom it has dealer agreements, CDI may reallow up to the full applicable sales charge. Dealers to whom 90% or more of the entire sales charge is reallowed may be deemed to be underwriters under the Securities Act of 1933.


In addition to any sales charge reallowance, your broker-dealer, or other financial service firm through which your account is held, currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares held in accounts maintained by that firm.

CLASS A DISTRIBUTION PLAN

All Portfolios

The Fund has adopted a Distribution Plan with respect to its Class A shares (the Class A Distribution Plan), which provides for payments at a maximum annual rate of 0.35% (0.25% for the Money Market Portfolio) of the average daily net asset value of Class A shares, to pay expenses associated with the distribution and servicing of Class A shares. Amounts paid by the Fund to CDI under the Class A Distribution Plan are used to pay to dealers and others, including CDI salespersons who service accounts, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares, and to pay CDI for its marketing and distribution expenses, including, but not limited to, preparation of advertising and sales literature and the printing and mailing of prospectuses to prospective investors. For the fiscal year ended September 30, 1994, the Managed Growth, Bond, and Equity Portfolios paid Class A Distribution Plan expenses of 0.24%, 0.08%, and 0.10% of average net assets, respectively. The Money Market Portfolio did not pay any Distribution Plan expenses in fiscal 1994.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

CLASS C SHARES

Managed Growth, Bond and Equity Portfolios

Class C shares are not available through all dealers. Class C shares are offered at net asset value, without a front-end sales charge or a contingent deferred sales charge. Class C expenses are higher than those of Class A.

CLASS C DISTRIBUTION PLAN


The Fund has adopted a Distribution Plan with respect to its Class C shares (the Class C Distribution Plan), which provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares, to pay expenses of the distribution and servicing of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used by CDI to pay dealers and other selling firms dealer-paid quarterly compensation at an annual rate of up to 0.75%, plus a service fee as described above under Class A Distribution Plan, of up to 0.25%, of the average daily net asset value of each share sold by such others. For the period from inception (March 1, 1994) through September 30, 1994, the Class C Distribution Plan expenses for Managed Growth, Bond, and Equity Portfolios were 1.00%, 1.00%, and 1.00% of average net assets, respectively.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

All Portfolios and all classes

CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Eligible marketing and distribution expenses may be paid pursuant to the Fund's Rule 12b-1 Distribution Plan.

Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.


                                HOW TO BUY SHARES
                 (BE SURE TO SPECIFY WHICH CLASS YOU ARE BUYING)

Method        New Accounts                      Additional Investments
========================================================================
By Mail       $1,000 minimum                    $250 minimum

              Please make your                  Please make your
              check payable to the Calvert      check payable to the Calvert
              Social Investment Fund            Social Investment Fund Portfolio
              Portfolio of your choice          of your choice and mail it with
          `   and mail it with your             your investment slip to:
              application to:

              Calvert Group                     Calvert Group
              P.O. Box 419544                   P.O. Box 419739
              Kansas City, MO 64179-6542        Kansas City, MO 64105-6739


By Registered,
Certified, or
Overnight Mail:               Calvert Group
                              c/o NFDS, 6th Floor
                              1004 Baltimore
                              Kansas City, MO 64105-1807


Through       $1,000 minimum                    $250 minimum
Your Broker

At the        Visit the Calvert Branch Office to make investments by check.
Calvert       See back cover page for the address.
Branch Office

FOR ALL OPTIONS BELOW, PLEASE CALL YOUR BROKER, OR CALVERT GROUP AT 800-368-2745

By Exchange   $1,000 minimum                    $250 minimum
(From your account in another Calvert Group Fund)

When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing Calvert account.

By Bank Wire   $1,000 minimum                   $250 minimum

By Calvert     Not Available for                $50 minimum
Money          Initial Investment
Controller*

*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.

NET ASSET VALUE

The Money Market Portfolio shares are sold without a sales charge.

Money Market Portfolio: The price of one share is its "net asset value," or NAV. NAV is computed by adding the value of the Fund's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The securities are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.


Managed Growth, Bond, and Equity Portfolios: Net asset value, or "NAV" refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAVs of each class will vary daily based on the market values of the Portfolio's investments.

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If quotations are not available, securities are valued by a method that the Board of Trustees believes accurately reflects fair value.

The NAV is calculated at the close of the Fund's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Fund is open for business each day the New York Stock Exchange is open. All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000 of a share). The Money Market Portfolio may send monthly statements in lieu of immediate confirmations of purchases and redemptions.

WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Fund. When you purchase by check or with Calvert Money Controller, those funds will be on hold for up to 10 business days from the date of receipt. During that period, redemptions against those funds (including drafts) will not be honored. To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee. Money Market Portfolio

Your purchase will be processed at the net asset value calculated after your order is received and accepted. If your purchase is made by wire and is received by 12:30 p.m. (Eastern time), your account will be credited and begin earning dividends on the day of receipt. If your wire purchase is received after 12:30 p.m. Eastern time, it will be credited the same business day, and begin earning dividends the next business day. Exchanges are credited the day the request is received by mail or telephone, and begin earning dividends the next business day. If the purchase is by check, and received by 4:00 p.m. Eastern time, it will be credited that day, and begin earning dividends the next business day. Managed Growth, Bond, and Equity Portfolios

Your purchase will be processed at the next offering price based on the next net asset value calculated for each class after your order is received and accepted. If your purchase is made by wire or exchange and is received by 4:00 p.m. (Eastern time), your account will be credited on the day of receipt. If your purchase is received after 4:00 p.m. Eastern time, it will be credited the next business day.

Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a certain number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be held liable for resulting fees or losses.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of other Calvert Group Funds.

If your investment goals change, the Calvert Group Family of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. Before you make an exchange from a Fund or Portfolio, please note the following:

o Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund or Portfolio into which you want to exchange for relevant information, including class offerings.

Each exchange represents the sale of shares of one Portfolio and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

o Complete and sign an application for an account in that Fund or Portfolio, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

o Shares on which you have already paid a sales charge at Calvert Group and shares acquired by reinvestment of dividends or distributions may be exchanged into another Fund at no additional charge.

o Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the same Portfolio during any 6-month period will be given written notice that they may be prohibited from making additional investments. This policy does not prohibit a shareholder from redeeming shares of the Fund, and does not apply to trades solely among money market funds.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

OTHER CALVERT GROUP SERVICES


CALVERT INFORMATION NETWORK
24 hour yield and prices

Calvert Group has a round-the-clock telephone service that lets existing customers use a push button phone to obtain prices, yields, account balances, and authorize certain transactions.

CALVERT MONEY CONTROLLER

Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application.

This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($50 to $300,000) between your bank account and your Calvert Group account with one phone call. Allow one or two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank.

You may also arrange systematic monthly or quarterly investments (minimum $50) into your Calvert Group account. After you give us proper authorization, your bank account will be debited to purchase Fund shares. A debit entry will appear on your bank statement. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert Group account, call your broker or Calvert for a Money Controller Application.

TELEPHONE TRANSACTIONS

Calvert may record all telephone calls.

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Complete the "Option" sections of the application for the easiest way to establish services.

The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call your broker or Calvert Investor Relations at 800-368-2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

You can help in an effort to reduce Fund expenses and save paper and trees for the environment.

HOUSEHOLDING OF GENERAL MAILINGS

Householding reduces Fund expenses and saves paper and trees for the environment.

If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as semi-annual and annual reports. Please contact Calvert Investor Relations at 800-368-2745 to receive additional copies of information.

SPECIAL SERVICES AND CHARGES

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of the Fund through a program of services offered by a broker-dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features may be modified in these programs, and administrative charges may be imposed by the broker-dealer or financial institution for the services rendered.

TAX-SAVING RETIREMENT PLANS

Contact Calvert Group for complete information kits discussing the plans, and their benefits, provisions and fees.

Calvert Group can set up your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums may differ from those listed in the (How to Buy Shares) chart. Also, reduced sales charges may apply. See (Exhibit A Reduced Sales Charges.)

o Individual retirement accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

o Qualified Profit-Sharing and Money-Purchase Plans (including 401(k) Plans): available to self-employed people and their partners, or to corporations and their employees.

o Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations. Salary reduction pension plans (SAR-SEP
IRAs) are also available to employers with 25 or fewer employees.

o 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

SELLING YOUR SHARES


You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received and accepted. See below for specific requirements necessary to make sure your redemption request is acceptable. Remember that the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days).


REDEMPTION REQUIREMENTS TO REMEMBER

To ensure acceptance of your redemption request, please follow the procedures described here and below.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the first or second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Money Market Portfolio

If you sell shares by telephone or written request, you will receive dividends through the date the request is received and processed. If you write a draft to sell shares, the shares will earn dividends until the draft is presented to the Portfolio to be paid.

Minimum account balance is $1,000 per Portfolio.

Please maintain a balance in your account of at least $1,000 per Portfolio, per class. If, due to redemptions, the account falls below $1,000, or you fail to invest at least $1,000, your account may be closed and the proceeds mailed to you at the address of record. You will be given notice that your account will be closed after 30 days unless you make an additional investment to increase your account balance to the $1,000 minimum.

HOW TO SELL YOUR SHARES

Draftwriting
(Money Market Portfolio only)

You may redeem shares in your Money Market Portfolio account by writing a draft for at least $250. If you complete and return the signature card for Draftwriting, the Portfolio will mail bank drafts to you, printed with your name and address. Generally, there is no charge to you for the maintenance of this service or the clearance of drafts, but the Fund reserves the right to charge a service fee for drafts returned for insufficient funds. As a service to shareholders, the Portfolio may automatically transfer the dollar amount necessary to cover drafts you have written on the Portfolio to your Portfolio account from any other of your identically registered accounts in Calvert money market funds or Calvert Insured Plus. The Fund may charge a fee for this service.

By Mail To:

Calvert Group
P.O. Box 419544
Kansas City, MO
64179-6544

You may redeem available shares from your account at any time by sending a letter of instruction, including your name, account and Portfolio number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. If you do not have a voided check or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

     TYPE OF
     REGISTRATION           REQUIREMENTS

     Corporations,
     Associations           Letter of instruction and a
                            corporate resolution,
                            signed by person(s)  authorized
                            to act on the account,
                            accompanied by signature guarantee(s).

     Trusts                 Letter  of   instruction   signed
                            by  the   Trustee(s)  (as
                            Trustee),  with a  signature
                            guarantee.  (If the  Trustee's
                            name is not  registered on
                            your  account,  provide a
                            copy of the trust document,
                            certified within the last 60 days.)

By Telephone

Please call 800-368-2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to an address or bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000. See "Telephone Transactions."

Calvert Money Controller

Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). You may also authorize automatic fixed amount redemptions by Calvert Money Controller. All requests must be received by 4:00 p.m. (Eastern time). Accounts cannot be closed by this service.

Exchange to Another Calvert Group Fund

You must meet the minimum investment requirement of the other Calvert Group Fund or Portfolio. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter.

Systematic Check Redemptions

If you maintain an account with $10,000 or more, you may have up to two (2) redemption checks for $100 or more sent to you on the 15th of each month, simply by sending a letter with all the information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.

Through your Broker

If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares.

DIVIDENDS AND TAXES

Each year, the Fund distributes substantially all of its net investment income to shareholders.

Dividends from the Money Market Portfolio's net investment income are accrued daily and paid monthly. The Managed Growth Portfolio pays dividends quarterly, the Bond Portfolio pays dividends monthly, and the Equity Portfolio pays dividends annually. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of the Fund's net short-term capital gains (treated as dividends for tax purposes) and its net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes; dividend payments are anticipated to be generally higher for Class A shares.

Dividend payment options (available monthly or quarterly)


Dividends and any distributions are automatically reinvested in the same Portfolio at net asset value (no sales charge), unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Group Fund or Portfolio may be automatically invested in an identically registered account with the same account number in any other Calvert Group Fund at net asset value. If reinvested in the same Fund account, new shares will be purchased at net asset value on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

(Buying a Dividend)

At the time of purchase, the share price of each class of the Managed Growth, Bond, and Equity Portfolios may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, the Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you by the Fund during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares.

Managed Growth, Bond, and Equity Portfolios

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Portfolios will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires the Fund to withhold 31% of your dividends, and, for the Managed Growth, Bond, and Equity Portfolios, 31% of certain redemptions. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.



EXHIBIT A - REDUCED SALES CHARGES (CLASS A ONLY)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Right of Accumulation. The sales charge is calculated by taking into account not only the dollar amount of a new purchase of shares, but also the higher of cost or current value of shares previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase.

Letter of Intent. If you plan to purchase $50,000 or more of Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the Statement of Additional Information.

Group Purchases. If you are a member of a qualified group, you may purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the shares you purchase, but also the higher of cost or current value of shares previously purchased and currently held by other members of your group.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable CDI and dealers offering Fund shares to realize economies of scale in distributing such shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or dealers distributing the Fund's shares, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to CDI or dealers, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

Pension plans may not qualify participants for group purchases; however, such plans may qualify for reduced sales charges under a separate provision (see below). Members of a group are not eligible for a Letter of Intent.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k). There is no sales charge on shares purchased for the benefit of a retirement plan under S 457 of the Internal Revenue Code of 1986, as amended ("Code"), or for a plan qualifying under S 403(b)(7) of the Code if, at the time of purchase, Calvert Group has been notified in writing that the 403(b)(7) plan has at least 200 eligible employees. Furthermore, there is no sales charge on shares purchased for the benefit of a retirement plan qualifying under S 401(k) of the Code if, at the time of such purchase, the 401(k) plan administrator has notified Calvert Group in writing that a) its 401(k) plan has at least 200 eligible employees; or b) the cost or current value of shares the plan has in Calvert Group of Funds (except money market funds) is at least $1 million.

Neither the Fund, nor CDI, nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administrators should send requests for the waiver of sales charges based on the above conditions to:
Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

Other Circumstances. There is no sales charge on shares of any fund (portfolio or series) of the Calvert Group of Funds sold to:

(1)  current  and  retired  members  of the Board of  Trustees/Directors  of the
Calvert Group of Funds, (and the Advisory Council of the Calvert Social Investment Fund); (2) directors, officers and employees of the Advisor, Distributor, and their affiliated companies; (3) directors, officers and registered representatives of brokers distributing the Fund's shares; and
immediate family members of persons listed in (1), (2), or (3) above; (4) dealers, brokers, or registered investment advisors that have entered into an agreement with CDI providing specifically for the use of shares of the Fund (Portfolio or Series) in particular investment programs or products (where such program or product already has a fee charged therein) made available to the clients of such dealer, broker, or registered investment advisor; (5) trust departments of banks or savings institutions for trust clients of such bank or savings institution; and (6) purchases placed through a broker maintaining an omnibus account with the Fund (Portfolio or Series) and the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in S 401(a) or S 403(b) of the I.R.C., and (rabbi trusts.)

Established Accounts. Shares of the Managed Growth Portfolio may be sold at net asset value to accounts opened on or before July 17, 1986.

Dividends and Capital Gain Distributions from other Calvert Group Funds. You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in another account with no additional sales charge. Dividends and distributions from Calvert Group money market funds used to purchase shares of the Fund will not be subject to the applicable sales charge.

Reinstatement Privilege. If you redeem Fund shares and then within 30 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.


To Open an Account:              Prospectus
800-368-2748                     January 31, 1995 As Revised September 30, 1995

Performance and Prices:
Calvert Information Network      CALVERT SOCIAL INVESTMENT FUND
24 hours, 7 days a week              Money Market Portfolio
800-368-2745                         Managed Growth Portfolio
                                     Bond Portfolio
                                     Equity Portfolio


Service for Existing Account:
Shareholders         800-368-2745
Brokers              800-368-2746

TDD for Hearing Impaired:
800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified or
Overnight Mail:
Calvert Group
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105


PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814



Inside Front Cover:




TABLE OF CONTENTS

Highlights
Fund Expenses
Financial Highlights
Investment Objectives and Policies
Investment Selection Process
Additional Investment Policies
Yield and Total Return
Management of the Fund
SHAREHOLDER GUIDE:
Alternative Sales Options
How to Buy Shares
Net Asset Value
When Your Account Will Be Credited
Exchanges
Other Calvert Group Services
Selling Your Shares
How to Sell Your Shares
Dividends and Taxes
Exhibit A - Reduced Sales Charges